UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 22, 2023

MATTEL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-05647	95-1567322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Continental Boulevard
El Segundo, California 90245-5012
(Address of Principal Executive Offices including Zip Code)

(310) 252-2000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 per share	MAT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2023, the Compensation Committee (the “Committee”) of the Board of Directors of Mattel, Inc. (the “Company”) adopted the Company’s Amended and Restated Executive Severance Plan B (the “Severance Plan”), under which the Company’s Chief Executive Officer (the “CEO”), President and Chief Operating Officer (the “COO”), President and Chief Commercial Officer (the “CCO”), Chief Financial Officer (the “CFO”), Executive Vice President, Chief Legal Officer, and Secretary (the “CLO” and together with the CEO, COO, CCO, and CFO, the “Participants”) may become eligible to receive severance benefits upon certain qualifying terminations.

Pursuant to the Severance Plan, upon a termination of employment without “cause” or for “good reason” (such a termination, an “involuntary termination”) that is not in connection with a “change of control” (“cause,” “good reason,” and “change in control” each as defined in the Severance Plan), the Participants will be eligible to receive, subject to execution and non-revocation of a release of claims in favor of the Company and compliance with certain restrictive covenants, the following benefits (unless a Participant’s participation letter (each, a “letter agreement”) provides for different treatment): (i) a cash payment equal to a multiple of the sum of the Participant’s base salary and target bonus, payable in installments over the applicable severance period, (ii) a pro-rata annual bonus based on actual performance for the entire performance period pro-rated based on the number of days employed during the performance period, (iii) for equity awards granted prior to the time the Participant became eligible to participate in the Severance Plan (such date the Participant’s “eligibility date”), treatment shall be as set forth in the applicable equity plan and related award agreement, and for equity awards granted on or following a Participant’s eligibility date, equity awards will vest pro-rata based on the number of whole months employed during the vesting period provided that time-based awards will accelerate at the time of termination and performance-based equity awards will vest based on actual performance at the end of the applicable performance period, (iv) continued health and welfare payments during the applicable severance period, and (v) up to $50,000 in outplacement benefits for a period of up to two (2) years or, if earlier, until the Participant secures new employment. The applicable multiples and severance periods are as follows: 2.0x and 24 months for the CEO, 1.5x and 18 months for the CFO, COO, and CCO, and 1x and 12 months for the CLO. Further, pursuant to the letter agreements entered into with the CEO, CFO, and COO, with respect to time-based stock option awards, in lieu of the treatment described in (iii) above, such time-based stock options will be eligible for full acceleration and up to a three (3) year post-termination exercise period (but in no case shall such options be exercisable after their expiration dates), which treatment is consistent with their arrangements as in effect prior to the adoption of the Severance Plan.

Upon an involuntary termination that occurs on or within two (2) years following a change of control, the Participants will be eligible to receive, subject to execution and non-revocation of a release of claims in favor of the Company and compliance with certain restrictive covenants, the following benefits (unless a Participant’s letter provides for different treatment): (i) a cash payment equal to 2.0 times the sum of the Participant’s base salary and target bonus, payable in a lump sum, (ii) a pro-rata target annual bonus pro-rated based on the number of days employed during the performance period, (iii) for equity awards granted prior to the Participant’s eligibility date, treatment shall be as set forth in the applicable equity plan and related award agreement, and for equity awards granted on or following a Participant’s eligibility date, equity awards will accelerate in full and, if applicable, the post-termination exercise period will be two (2) years (or, if earlier, until the expiration date of the award), provided that any equity awards subject to performance conditions will vest in accordance with the terms of the equity award agreements (which currently provide for vesting based on the greater of target or actual performance), (iv) continued health and welfare payments for two (2) years, and (v) up to $50,000 in outplacement benefits for a period of up to two (2) years or, if earlier, until the Participant secures new employment. Pursuant to the letter agreements entered into with the CEO, CFO, and COO, with respect to time-based stock option awards, in lieu of the post-termination exercise period described in (iii) above, such awards will remain exercisable for up to three (3) years (but in no case shall such options be exercisable after their expiration dates), which treatment is consistent with their arrangements as in effect prior to the adoption of the Severance Plan.

The foregoing description of the Severance Plan and the benefits applicable to the Company’s CEO, COO, CCO, CFO, and CLO are qualified in their entirety by reference to the Severance Plan and the applicable form of letter agreement, which are filed as Exhibits 10.1, 10.2, and 10.3 to this Current Report on Form 8-K and are incorporated by reference herein.

Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Mattel, Inc. Amended and Restated Executive Severance Plan B

10.2	Form of Participation Letter Agreement under the Mattel, Inc. Amended and Restated Executive Severance Plan B applicable to Ynon Kreiz, Richard Dickson, and Anthony DiSilvestro

10.3	Form of Participation Letter Agreement under the Mattel, Inc. Amended and Restated Executive Severance Plan B

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC.

By:	/s/ Jonathan Anschell
Name:	Jonathan Anschell
Title:	Executive Vice President, Chief Legal Officer, and Secretary

Date: March 24, 2023